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Alliance Capital [LOGO) (R)              The Alliance Stock Funds
                          Alliance All-Asia Investment Fund, Inc.
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Supplement to Prospectus                             June 11, 1998

This supplement to the Prospectus of the Alliance Stock Funds dated February 2, 1998 supercedes certain information regarding the Alliance All-Asia Investment Fund.

Alliance All-Asia Investment Fund

         The Fund's non-fundamental investment policies have previously limited the Fund's investments in Japanese equity securities to a maximum of 50% of the Fund's assets. Many larger Asian companies have diversified their business operations globally and are able to compete on an international scale. The Adviser believes that many of these companies may thus be able to enjoy growth despite current economic difficulties in Asia. Because many of these companies are located in Japan, the Adviser believes that it would be in the best interests of the Fund to have the flexibility of investing more than 50% of its assets in Japanese equity securities. At the Adviser's recommendation, the Board of Directors of the Fund acted on June 11, 1998 to change the Fund's non-fundamental investment policies to permit the Fund to invest more than 50% of its assets in Japanese equity securities.

Management of the Funds - Adviser

         The person primarily responsible for the day-to-day management of the portfolio of Alliance All-Asia Investment Fund is Hiroshi Motoki. Mr. Motoki, a Senior Vice President of the Adviser, is also the Adviser's Director of Japanese/Asian Equity Research. Prior to joining Alliance in 1994, Mr. Motoki was a senior financial analyst for Ford Motor Company.












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You should retain this supplement with your prospectus for future reference.
(R) This registered mark used under license from the owner, Alliance Capital Management L.P.

250118.AS0